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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 10, 2004

                           MEDIA SERVICES GROUP, INC.

               (Exact name of Registrant as specified in charter)



  Nevada                       0-16730                 88-0085608
--------------------------------------------------------------------------------
(State or other              (Commission              (I.R.S. Employer
jurisdiction of              File No.)              Identification No.)
incorporation)


                               575 Madison Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)

                                  917-339-7134
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

On April 10, 2004, Media Services Group, Inc. (the "Company") completed its purchase of 51% of the outstanding shares of the common stock of Future Developments America, Inc. ("FDA"), for an aggregate purchase price of $1,000,000.00, pursuant to a definitive agreement entered into as of April 10, 2004. Further subject to the terms and conditions of the Stock Purchase Agreement, the Company may obtain up to an additional 25% beneficial ownership of FDA, if certain pre-tax income targets are not met by certain target dates as set forth in the Stock Purchase Agreement. The purchase price is to be paid out of the proceeds of the Company's recently announced disposition of its telemarketing and telefunding business and was determined through arms-length negotiations between FDA and the Company.

The foregoing summary is qualified in its entirety by the stock purchase agreement incorporated herein as Exhibit 2.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) N/A
(b) Pro forma financial information. *
(c) The following documents are filed herewith as exhibits to this Form 8-K:

Exhibit No.

2.1 Stock Purchase Agreement dated as of April 10, 2004 (all Exhibits and Schedules are omitted from this filing, but will be filed with the Commission supplementally upon request).

99.1    Press Release issued by the Registrant dated April 12, 2004.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MEDIA SERVICES GROUP, INC.

Date: April 26, 2004                        By: /s/ Richard J. Mitchell III
                                                ----------------------------
                                            Name:    Richard J. Mitchell III
                                            Title:   Chief Accounting Officer



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                               UNAUDITED PRO FORMA
                              FINANCIAL STATEMENTS

On April 10, 2004, Media Services Group, Inc. (the "Company") completed its purchase of 51% of the outstanding shares of the common stock of Future Developments America, Inc. ("FDA"), for an aggregate purchase price of $1,000,000.00, pursuant to a definitive agreement entered into as of April 10, 2004. Further subject to the terms and conditions of the Stock Purchase Agreement, the Company may obtain an additional 25% beneficial ownership of FDA, if certain pre-tax income targets are not met by certain target dates as set forth in the Stock Purchase Agreement.

* It is impracticable for the Company to provide the required financial statements and pro forma financial information as of the date hereof. The Company will file the required pro forma financial information no later than 60 days after the date hereof.



                                  EXHIBIT INDEX

Exhibit No.                    Description of Exhibit

2.1 Stock Purchase Agreement dated as of April 10, 2004 (all Exhibits and Schedules are omitted from this filing, but will be filed with the Commission supplementally upon request).

99.1 Press Release issued by the Registrant dated April 12, 2004.


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